UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 4, 2026
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Zevra Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Federal Street, Boston, MA		02110
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 958-1253
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZVRA	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.
At the 2026 Annual Meeting of Stockholders of Zevra Therapeutics, Inc. (the “Company”) held on June 4, 2026 (the “Annual Meeting”), the stockholders of the Company voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2026 (File No. 001-36913) (the “Proxy Statement”): (1) to elect Douglas W. Calder and Corey Watton to the Company’s Board as Class II directors to hold office until the 2029 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified (“Proposal 1”); (2) to ratify the appointment of Ernst and Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026 (Proposal 2); and (3) to approve an amendment to the Company’s Restated Certificate of Incorporation (the “Charter”) to phase out the classified Board structure and provide that all directors elected at or after the 2027 annual meeting of stockholders be elected on an annual basis (Proposal 3). Of the 59,114,850 shares of the Company’s common stock outstanding and entitled to vote as of April 6, 2026 (the “Record Date”), 46,326,616 shares, or 78.37%, voted.
The tabulation of votes with respect to the proposals at the Annual Meeting was as follows:
Proposal 1 — Election of Directors:

	For	Withheld	Broker Non-Votes
Douglas W. Calder	25,754,763	7,964,919	12,606,934
Corey Watton	29,878,306	3,841,376	12,606,934

Proposal 2 — Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
45,947,281	234,753	144,582	—

Proposal 3 — Vote to Approve an Amendment to the Charter to Declassify the Board:

For	Against	Abstain	Broker Non-Votes
32,557,653	1,145,079	16,950	12,606,934

Accordingly, stockholders have voted to elect the two director nominees on Proposal 1 and in favor of Proposal 2 to ratify the appointment of Ernst & Young. Proposal 3, which required the affirmative vote of more than 66 2/3% of the Company’s outstanding common stock as of the Record Date, did not receive the required vote.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zevra Therapeutics, Inc.

Date: June 5, 2026	By:	/s/ Justin Renz
Justin Renz
Chief Financial Officer